Exhibit 10.6

EXECUTION VERSION

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT
THIS AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this “Amendment”), dated as of July 29, 2016 is entered into by and among, on the one hand, the several banks and other financial institutions and lenders from time to time party hereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and, collectively, as the “Lenders”), and CITY NATIONAL BANK, a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), and, on the other hand, ACRC LENDER LLC, a Delaware limited liability company (the “Borrower”), and in light of the following:
W I T N E S S E T H
WHEREAS, Borrower, Lenders, and Agent are parties to that certain Credit Agreement, dated as of July 30, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrower has requested that Agent and Lenders make certain amendments to the Credit Agreement; and
WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders are willing to make certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein and not otherwise defined herein (including the preamble and recitals hereof) shall have the meanings ascribed thereto in the Credit Agreement.
2.Amendments to the Credit Agreement.
(a)Section 1.1 of the Credit Agreement is hereby amended and modified by deleting the definitions of “Extended Maturity Date”, “Initial Maturity Date”, and “One Year Extension Option” appearing therein in their entirety.
(b)Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:
“Maturity Date” means September 30, 2016.
(c)Section 3.3 of the Credit Agreement is hereby amended and modified by amending and restating Section 3.3 as follows:
“3.3    Maturity Date.    The term of this Agreement shall continue through and including the Maturity Date.”
3.Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of the Amendment:

LEGAL_US_W#83424870.3

(a)    Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
(b)    Agent shall have received the reaffirmation and consent of Guarantor and Ares Management LLC attached hereto as Exhibit A, duly executed and delivered by authorized officers of Guarantor and Ares Management LLC, respectively.
(c)    After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).
(d)    No litigation, inquiry, other action or proceeding (governmental or otherwise), or injunction or other restraining order prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall be pending or, to Borrower’s knowledge, overtly threatened that could reasonably could be expected to have: (i) a material adverse effect on Borrower’s ability to repay the Loans or (ii) a Material Adverse Effect on Borrower.
(e)    After giving effect to this Amendment, no Event of Default or Unmatured Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.
(f)    All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.
4.Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders as follows:
(a)It a duly organized and validly existing limited liability company in good standing under the law of the State of Delaware and is duly qualified to conduct business in all jurisdictions where its failure to do so could reasonably be expected to have a Material Adverse Effect on Borrower.
(b)It has all requisite limited liability company power to execute and deliver this Agreement and the other Loan Documents to which it is a party, and to borrow the sums provided for in this Agreement. Borrower has all governmental licenses, authorizations, consents, and approvals necessary to own and operate its Assets and to carry on its businesses as now conducted and as proposed to be conducted, other than licenses, authorizations, consents, and approvals that are not currently required or the failure to obtain which could not reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole. The execution, delivery, and performance of this Amendment and the other Loan Documents have been duly authorized by Borrower and all necessary limited liability company action in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any consent or approval of any other Person that has not been obtained (except for such consents or approvals as could not reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole).
(c)The execution, delivery, and performance by Borrower of this Amendment and the other Loan Documents to which it is a party, do not and will not: (i) violate (A) any provision of any federal (including the Exchange Act), state, or local law, rule, or regulation (including Regulations T, U, and X of

LEGAL_US_W#83424870.3

the Federal Reserve Board) binding on any Loan Party, (B) any order of any domestic Governmental Authority, court, arbitration board, or tribunal binding on any Loan Party, or (C) the Governing Documents of any Loan Party, or (ii) contravene any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default under, or result in the creation of any Lien (other than a Permitted Lien) upon any of the Assets of any Loan Party pursuant to, any Contractual Obligation of any Loan Party, or (iii) require termination of any Contractual Obligation of any Loan Party, or (iv) constitute a tortious interference with any Contractual Obligation of any Loan Party, in each case, except as could not reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.
(d)Other than such as may have previously been obtained, filed, or given, as applicable, no consent, license, permit, approval, or authorization of, exemption by, notice to, report to or registration, filing, or declaration with, any Governmental Authority is required in connection with the execution, delivery, and performance by the Loan Parties of this Amendment or the Loan Documents to which they are a party, in each case, except as could not reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.
(e)This Amendment and the other Loan Documents to which Borrower is a party, when executed and delivered by Borrower, will constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their terms except as the enforceability hereof or thereof may be affected by: (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) equitable principles of general applicability (whether considered in a proceeding in equity or law).
(f)No litigation, inquiry, other action or proceeding (governmental or otherwise), or injunction or other restraining order prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall be pending or, to Borrower’s knowledge, overtly threatened that could reasonably could be expected to have: (i) a material adverse effect on Borrower’s ability to repay the Loans or (ii) a Material Adverse Effect on Borrower.
(g)No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment.
(h)No event or development has occurred as of the date of the effectiveness of this Amendment which could reasonably be expected to result in a Material Adverse Effect with respect to any Loan Party.
(i)The representations and warranties set forth in this Amendment, in the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents to which Borrower is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
(j)This Amendment has been entered into without force or duress, of the free will of Borrower, and the decision of Borrower to enter into this Amendment is a fully informed decision and Borrower is aware of all legal and other ramifications of each such decision.
(k)It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment,

LEGAL_US_W#83424870.3

has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.
5.GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION AND VENUE, AND WAIVER OF TRIAL BY JURY SET FORTH IN SECTIONS 11.6 – 11.8 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
6.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
7.Effect on Loan Documents.
(a)    The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Event of Default or Unmatured Event of Default, shall not operate as a consent to any waiver, consent or further amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrower remains in the sole and absolute discretion of Agent and the Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.
(b)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

LEGAL_US_W#83424870.3

(d)    This Amendment is a Loan Document.
(e)    The rules of construction set forth in Section 1.2 of the Credit Agreement are incorporated herein by this reference, mutatis mutandis.
8.Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
9.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
10.Reaffirmation of Obligations. Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.
11.Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents to which it is a party effective as of the date hereof and as amended hereby.
12.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[signature pages follow]

LEGAL_US_W#83424870.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

ACRC LENDER LLC,
a Delaware limited liability company, as Borrower

By: /s/ Tae-Sik Yoon
Name: Tae-Sik Yoon
Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (JULY 2014)]

CITY NATIONAL BANK,
a national banking association,
as Agent and as a Lender

By: /s/ Brandon L. Feitelson
Name: Brandon L. Feitelson
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (JULY 2014)]

EXECUTION VERSION

Exhibit A
REAFFIRMATION AND CONSENT
Reference is hereby made to that certain AMENDMENT NUMBER TWO TO CREDIT AGREEMENT, dated as of July 29, 2016 (the “Amendment”), by and among on the one hand, the lenders from time to time party thereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and CITY NATIONAL BANK, a national banking association, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), and, on the other hand, ACRC LENDER LLC, a Delaware limited liability company (“Borrower”). All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement dated as of July 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrower, Agent, and Lenders. Each of the undersigned Guarantor and Ares Management LLC hereby (a) represents and warrants to Agent that the execution, delivery, and performance of this Reaffirmation and Consent have been duly authorized by Guarantor and Ares Management LLC, as applicable, and all necessary corporate action in respect thereof has been taken, and the execution, delivery, and performance of this Reaffirmation and Consent does not require any consent or approval of any other Person that has not been obtained (except for such consents or approvals as could not reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole); (b) consents to the amendment of the Credit Agreement as set forth in the Amendment; (c) acknowledges and reaffirms its obligations owing to the Agent and the Lenders under any Loan Documents to which it is a party; (d) restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and other Loan Documents to which it is a party effective as of the date of the Amendment; (e) confirms that all Debt and obligations of the Guarantor and Ares Management LLC evidenced by the Loan Documents to which they are a party are unconditionally owing by it to Agent and the Lenders, without offset, defense, withholding, counterclaim or deduction of any kind, nature or description whatsoever; and (f) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect.
Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that neither Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.
Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.
The validity of this Reaffirmation and Consent, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the law of the State of New York.
[signature pages follow]

1
LEGAL_US_W#83424870.3

IN WITNESS WHEREOF, the undersigned has caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation By Name: Title:

ARES MANAGEMENT LLC, a Delaware limited liability company By Name: Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (JULY 2014)]